EXHIBIT 10.3

                                   SECOND AMENDMENT

                                         TO

                            AGREEMENT FOR FACILITIES LEASE

                                       between

                              BRAZOS RIVER LEASING L.P.

                                         and

                    DIAMOND SHAMROCK REFINING AND MARKETING COMPANY

                             Dated as of April 23, 1994

     This Second Amendment to Agreement for Facilities Lease has been manually executed in 8 counterparts, numbered consecutively from 1 through 8, of which this is No. ______. To the extent, if any, that this Second Amendment to Agreement for Facilities Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any jurisdiction), no security interest in this Second Amendment to Agreement for Facilities Lease may be created or perfected through the transfer or possession of any counterpart other than the original counterpart which shall be the counterpart identified as counterpart No. 1.


                  SECOND AMENDMENT TO AGREEMENT FOR FACILITIES LEASE


     This Second Amendment to Agreement for Facilities Lease is made and entered into as of April 23, 1994, by and between BRAZOS RIVER LEASING L.P. ("Brazos") and DIAMOND SHAMROCK REFINING AND MARKETING COMPANY ("Diamond Shamrock R & M").

                                W I T N E S S E T H:

     WHEREAS, Brazos and Diamond Shamrock R & M have heretofore entered into an Agreement for Facilities Lease, dated as of April 23, 1992 (as amended by the First Amendment to Agreement for Facilities Lease dated as of August 1, 1992, referred to herein together as the "Agreement for Facilities Lease"); and

     WHEREAS, Brazos and Diamond Shamrock R & M desire to amend the Agreement for Facilities Lease to extend the acquisition period, to add additional equipment to the FF&E Specifications and to otherwise set forth their mutual agreement; and

     WHEREAS, Brazos and Diamond Shamrock R & M agree that the provisions of this amendment shall apply, to the extent provided by law, to each Facility hereafter acquired by Brazos under the Agreement for Facilities Lease.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Brazos and Diamond Shamrock R & M agree that the Agreement for Facilities Lease is hereby amended as follows:

     1. Section 2.02 of the Agreement for Facilities Lease is hereby amended by deleting "900,000" from the first and second sentences of such Section and inserting in lieu thereof, "1,000,000".

     2. Section 3.06 of the Agreement for Facilities Lease is hereby amended by deleting in subsection (i) in Section 3.06, the reference to "two years" and inserting in lieu thereof "four years".

     3. Brazos and Diamond Shamrock R & M agree that this Second Amendment to Agreement for Facilities Lease shall not be effective until the approvals required by Section 9.01 of the Credit Agreement have been obtained as evidenced by the execution of Amendment No. 2 by the necessary parties under the Credit Agreement.

     4. Defined terms used in this Second Amendment to Agreement for Facilities Lease and not otherwise defined herein have the meanings ascribed to those terms in the Agreement for Facilities Lease.

     IN WITNESS WHEREOF, Brazos and Diamond Shamrock R & M have caused this Second Amendment to Agreement for Facilities Lease to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        BRAZOS RIVER LEASING L.P.

                                        By:  Headwater Investments L.P.,
                                             its General Partner

                                             By:  Headwater Holdings, Inc.,
                                                  its General Partner



                                             By:___________________________
                                                  Gregory C. Greene,
                                                     President



                                        DIAMOND SHAMROCK REFINING AND
                                             MARKETING COMPANY



                                        By: /S/ R.C. BECKER
                                        Name:   R.C. Becker
                                        Title:  Vice President and
                                                  Treasurer


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